SEASONS SERIES TRUST
Supplement to the Prospectus
dated July 30, 2007
In the section titled “MANAGEMENT,” under the heading “Portfolio Management,” the portfolio management disclosure with respect to Steve Skalicky as a portfolio manager of the Large Cap Composite Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio is deleted in its entirety.
Date: October 10, 2007
Versions: Version 2, Class 1; Version 3, Class 2; Version 4, Class 3; and Combined Master

SEASONS SERIES TRUST
Supplement to the Statement of Additional Information dated July 30, 2007
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, reference to Steve Skalicky is deleted in its entirety:
Dated: October 10, 2007